                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                          1934 (AMENDMENT NO.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

_______________________________________________________________________________

                             AIM EQUITY FUNDS, INC.
                          (For its Series Portfolios:
                                AIM Charter Fund
                             AIM Constellation Fund
                              AIM Weingarten Fund)
_______________________________________________________________________________

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)  Total fee paid:

_______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

_______________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)  Filing Party:

_______________________________________________________________________________

4)  Date Filed:

_______________________________________________________________________________

                THE AIM FAMILY OF FUNDS--Registered Trademark--
                         11 Greenway Plaza, Suite 1919
                               Houston, TX 77046

                                                               November 27, 1996

Dear Shareholder:

As you may know, A I M Management Group Inc. ("AIM Management"), the parent company of A I M Advisors, Inc. ("AIM"), the investment adviser to the AIM Family of Funds--Registered Trademark--, has entered into an agreement under which AIM Management will merge with a subsidiary of INVESCO plc ("INVESCO"). As a result of this merger, it is necessary for the shareholders of each of the AIM Funds to approve a new investment advisory agreement (and in some cases, a new subadvisory agreement).

     The following important facts about the transaction are outlined below:

     - The merger has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses charged to your Fund will not change as a result of this merger.

     - The investment objectives of the Fund will remain the same and key employees of AIM will continue to manage your Funds as they have in the past.

     - The merger will not change the quality of the investment management and shareholder services that you have received over the years.

Shareholders are also being asked to approve Directors/Trustees, to approve certain proposed changes in fundamental policies and to ratify the selection of independent accountants. After careful consideration, the Board of Directors/Trustees of your Fund has unanimously approved these proposals and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the AIM Funds are required to conduct shareholder meetings, you will receive at least one statement and a proxy card for each Fund you own. Please vote each proxy card you receive.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.

                                          Sincerely,


                                          /s/ CHARLES T. BAUER

                                          Charles T. Bauer
                                          Chairman

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE OR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUNDS OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. for example:

                        REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------------   ------------------------------
Trust Accounts
     (1) ABC Trust Account..................................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78................   Jane B. Doe

Partnership Accounts
     (1) The XYZ Partnership................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership...............   Jane B. Smith, General Partner

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
          UGMA/UTMA.........................................   John B. Smith
     (2) Estate of John B. Smith............................   John B. Smith, Jr., Executor

     (1) ABC Corp. .........................................   ABC Corp.
                                                               John Doe, Treasurer
     (2) ABC Corp. .........................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer..................   John Doe
     (4) ABC Corp. Profit Sharing Plan......................   John Doe, Trustee

                             AIM EQUITY FUNDS, INC.
                                AIM Charter Fund
                             AIM Constellation Fund
                              AIM Weingarten Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

TO THE SHAREHOLDERS:

     A joint annual meeting of shareholders of AIM Equity Funds, Inc. ("AEF") will be held on Friday, February 7, 1997 at 2:00 p.m. local time at 11 Greenway Plaza, Suite 1919, Houston, Texas, with respect to each of the series portfolios listed above (collectively referred to as the "Funds"), for the following purposes:

     (1) To elect nine Directors, each of whom will serve until his successor is elected and qualified.

     (2) For each of the Funds, to approve a new Investment Advisory Agreement with A I M Advisors, Inc.

     (3) For each of the Funds, to approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and A I M Capital Management, Inc.

     (4) For each of the Funds, to eliminate the fundamental investment policy restricting investments in other investment companies and to amend certain related fundamental investment policies.

     (5) For AIM Charter Fund and AIM Weingarten Fund, to approve a proposed change to the fundamental investment policy on investments in puts, calls, straddles and spreads.

     (6) For AIM Charter Fund, to eliminate the fundamental investment policy regarding investing in companies with less than five years of continuous operation.

     (7) For each of the Funds, to ratify the selection of KPMG Peat Marwick LLP as independent accountants for the fiscal years ending in 1997.

     (8) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on December 3, 1996 are entitled to vote at the annual meeting and any adjournments. If you attend the annual meeting, you may vote your shares in person. If you expect to attend the
annual meeting in person, please notify the Funds by calling 1-800-   -     . If
you do not expect to attend the annual meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured.

December 20, 1996

                                                    Charles T. Bauer
                                           Chairman of the Board of Directors
---------------

GROUP B

                             AIM EQUITY FUNDS, INC.
                                AIM Charter Fund
                             AIM Constellation Fund
                              AIM Weingarten Fund

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                             JOINT PROXY STATEMENT

                         ------------------------------

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

     The accompanying proxy is solicited by the Board of Directors of AIM Equity Funds, Inc. ("AEF" or the "Company") on behalf of the series portfolios listed above (collectively referred to as the "Funds"), in connection with the joint annual meeting of shareholders of the Funds to be held at the offices of A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas at 2:00 p.m. local time on February 7, 1997 (the "Annual Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of AEF, or by returning a subsequently dated proxy. If you expect to attend the Annual
Meeting in person, please notify the Funds by calling 1-800-     -          .

     The following table summarizes each proposal to be presented at the Annual Meeting and the Funds to be solicited pursuant to this joint proxy statement with respect to such proposal:

                      PROPOSAL                              AFFECTED COMPANY/FUNDS
----------------------------------------------------    ------------------------------
1.      Election of Directors                           AEF
2.      Approval of New Advisory Agreement              All Funds
3.      Approval of New Sub-Advisory Agreement          All Funds
4.      Elimination of Fundamental Investment Policy    All Funds
        Restricting Investments in Other Investment
        Companies and Amendment of Certain Related
        Fundamental Investment Policies
5.      Amendment to Fundamental Investment Policy      AIM Charter Fund and AIM
        on Investments in Puts, Calls, Straddles and    Weingarten Fund
        Spreads
6.      Elimination of Fundamental Investment Policy    AIM Charter Fund
        on Investing in Companies with Less Than
        Five Years of Continuous Operation
7.      Ratification of KPMG Peat Marwick LLP as        All Funds
        Independent Accountants

     Upon the request of any shareholder, each of the Funds will furnish, without charge, a copy of such Fund's annual report for its most recent fiscal year. All such requests should be directed to AIM at 1-800-347-4246.

VOTING

     Shareholders of record at the close of business on December 3, 1996 (the "Record Date") will be entitled to one vote per share on all business of the
Annual Meeting. AEF had     shares of its Common Stock outstanding on the Record
Date. The number of shares outstanding on the Record Date for each series portfolio of AEF is set forth in Annex A. It is expected that this joint proxy statement (the "proxy statement") and the accompanying proxy will be first sent to shareholders on or about December 20, 1996.

     The affirmative vote of a plurality of votes cast is necessary to elect the Board of Directors (i.e., the nominees receiving the most votes will be elected) (Proposal 1). The favorable vote of the holders of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is required to approve each Fund's new Investment Advisory Agreement (Proposal 2), and new Sub-Advisory Agreement (Proposal 3), and to approve the elimination of, and changes to, each Fund's fundamental investment policies (Proposals 4, 5 and 6). The 1940 Act defines a "majority of the outstanding voting securities" of a Fund to mean the lesser of (a) the vote of holders of 67% or more of the shares of Common Stock of the Fund present in person or by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding Common Stock of the Fund. An affirmative vote of a majority of votes cast is necessary to ratify the selection of the independent accountant for each Fund (Proposal 7).

     The Board of Directors of AEF has named Charles T. Bauer, Chairman, Robert
H. Graham, President, and Carol F. Relihan, Secretary, of AEF, as proxies. Unless specific instructions are given to the contrary in the accompanying proxy, the proxies will vote FOR the election of each Director named in the proxy statement, FOR the approval of the new Investment Advisory Agreement for each of the Funds, FOR the approval of the new Sub-Advisory Agreement for each of the Funds, FOR the proposal to eliminate each applicable Fund's fundamental investment policy restricting investments in other investment companies and to amend certain related fundamental investment policies, FOR the proposal to change AIM Charter Fund's and AIM Weingarten Fund's fundamental investment policy on investments in puts, calls, straddles and spreads, FOR the proposal to eliminate AIM Charter Fund's fundamental investment policy on investments in companies with less than five years of continuous operations, and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for the Funds. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against proposals that require the vote of a majority of the shares present at the Annual Meeting, provided a quorum exists. A quorum will be deemed present with respect to a Fund if the holders of more than 50% of the outstanding voting securities of such Fund are present in person or voting by proxy.

     The Board of Directors of AEF currently knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                                 PROPOSAL 1 --

                             ELECTION OF DIRECTORS

     For election of directors at the Annual Meeting, the Board of Directors of AEF has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, John F. Kroeger, Robert H. Graham, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar, each of whom is currently a Director of AEF, each to serve as Director until his successor is elected and qualified. All of the nominees presently serve as Directors, Trustees or officers of the ten open-end management investment companies advised by AIM (all such investment companies and their series portfolios, if any, are referred to collectively as the "AIM Funds").

     The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. A nominee must receive affirmative votes from a plurality of the votes cast at a meeting at which a quorum is present to be elected. Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors who are not "interested persons" of AEF, as defined in the 1940 Act, may recommend.

     The following table sets forth certain information concerning the
Directors:

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING PAST
         NAME (AGE)             DIRECTOR SINCE        FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
-----------------------------   ---------------   -------------------------------------------------
Charles T. Bauer (77)*             05/20/88       (1) Director, Chairman and Chief Executive
                                                  Officer, A I M Management Group Inc.; and
                                                  Chairman of the Board of Directors, A I M
                                                  Advisors, Inc., A I M Capital Management, Inc.,
                                                  A I M Distributors, Inc., A I M Fund Services,
                                                  Inc., A I M Institutional Fund Services, Inc. and
                                                  Fund Management Company. (2) Director/Trustee of
                                                  the AIM Funds.

Bruce L. Crockett (52)             10/04/93       (1) Formerly, Director, President and Chief
                                                  Executive Officer COMSAT Corporation (includes
                                                  COMSAT World Systems, COMSAT Mobile
                                                  Communications, COMSAT Video Enterprises, COMSAT
                                                  RSI and COMSAT International Ventures); President
                                                  and Chief Operating Officer, COMSAT Corporation;
                                                  President, World Systems Division, COMSAT
                                                  Corporation and Chairman, Board of Governors of
                                                  INTELSAT; (each of the COMSAT companies listed
                                                  above is an international communication,
                                                  information and entertainment-distribution
                                                  services company).
                                                  (2) Director/Trustee of the AIM Funds.

---------------

* Mr. Bauer is an "interested person" of the Company, as defined in the 1940 Act, primarily because of his positions with AIM, and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING PAST
         NAME (AGE)             DIRECTOR SINCE        FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
-----------------------------   ---------------   -------------------------------------------------
Owen Daly II (72)                  05/24/88       (1) Formerly, Director, CF&I Steel Corp.,
                                                  Monumental Life Insurance Company and Monumental
                                                  General Insurance Company; and Chairman of the
                                                  Board of Equitable Bancorporation. (2)
                                                  Director/Trustee of the AIM Funds; and Director,
                                                  Cortland Trust Inc. (investment company).

Carl Frischling (59)**             05/24/88       (1) Partner, Kramer, Levin, Naftalis & Frankel
                                                  (law firm). Formerly, Partner, Reid & Priest (law
                                                  firm); and prior thereto, Partner, Spengler
                                                  Carlson Gubar Brodsky & Frischling (law firm).
                                                  (2) Director/Trustee of the AIM Funds.

Robert H. Graham (49)***           05/10/94       (1) Director, President and Chief Operating
                                                  Officer, A I M Management Group Inc.; Director
                                                  and President, A I M Advisors, Inc.; and Director
                                                  and Senior Vice President, A I M Capital
                                                  Management, Inc., A I M Distributors, Inc., A I M
                                                  Fund Services, Inc., A I M Institutional Fund
                                                  Services, Inc. and Fund Management Company. (2)
                                                  Director/Trustee of the AIM Funds.

John F. Kroeger (72)               05/24/88       (1) Formerly, Consultant, Wendell & Stockel
                                                  Associates, Inc. (consulting firm).
                                                  (2) Director/Trustee of the AIM Funds; and
                                                  Director, Flag Investors International Fund,
                                                  Inc., Flag Investors Emerging Growth Fund, Inc.,
                                                  Flag Investors Telephone Income Fund, Inc., Flag
                                                  Investors Equity Partners Fund, Inc., Total
                                                  Return U.S. Treasury Fund, Inc., Flag Investors
                                                  Intermediate Term Income Fund, Inc., Managed
                                                  Municipal Fund, Inc., Flag Investors Value
                                                  Builder Fund, Inc., Flag Investors Maryland
                                                  Intermediate Tax- Free Income Fund, Inc., Flag
                                                  Investors Real Estate Securities Fund, Inc., Alex
                                                  Brown Cash Reserve Fund, Inc. and North American
                                                  Government Bond Fund, Inc. (investment
                                                  companies).

Lewis F. Pennock (54)              05/24/88       (1) Attorney in private practice in Houston,
                                                  Texas.
                                                  (2) Director/Trustee of the AIM Funds.

---------------

 ** Mr. Frischling is an "interested person" of the Company, as defined in the 1940 Act, primarily because of payments received by his law firm for services to the Funds.
*** Mr. Graham is an "interested person" of the Company, as defined in the 1940
    Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                  (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING PAST
         NAME (AGE)             DIRECTOR SINCE        FIVE YEARS AND (2) CURRENT DIRECTORSHIPS
-----------------------------   ---------------   -------------------------------------------------
Ian W. Robinson (73)               10/04/93       (1) Formerly, Executive Vice President and Chief
                                                  Financial Officer, Bell Atlantic Management
                                                  Services, Inc. (provider of centralized
                                                  management services to telephone companies);
                                                  Executive Vice President, Bell Atlantic
                                                  Corporation (parent of seven telephone
                                                  companies); and Vice President and Chief
                                                  Financial Officer, Bell Telephone Company of
                                                  Pennsylvania and Diamond State Telephone Company.
                                                  (2) Director/Trustee of the AIM Funds.

Louis S. Sklar (56)                09/27/89       (1) Executive Vice President, Development and
                                                  Operations, Hines Interests Limited Partnership
                                                  (real estate development). (2) Director/Trustee
                                                  of the AIM Funds.

                         ------------------------------

     The Company does not hold regular annual meetings at which Directors are elected.

     During the year ending December 31, 1996, AEF's Board of Directors met eight times. AEF has three standing committees of the Board of Directors: the Audit Committee, the Investments Committee and the Nominating and Compensation Committee. During the year ending December 31, 1996, the Audit Committee met four times, the Investments Committee met four times, and the Nominating and Compensation Committee met two times. During such year, AEF's Directors attended at least 75% of the aggregate of the number of meetings of the Board of Directors and all committees.

     The members of the Audit Committee of the Company are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee is responsible for meeting with the Fund's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the Directors as a whole with respect to each Fund's fund accounting or its internal accounting controls, or for considering such other matters as the Board of Directors may determine. None of the members of the Audit Committee is an "interested person" of AEF, as defined by the 1940 Act.

     The members of the Investments Committee of the Company are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such other matters as the Board of Directors may from time to time determine. Mr. Bauer is an "interested person" of AEF, as defined by the 1940 Act.

     The members of the Nominating and Compensation Committee of the Company are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman), and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons, reviewing from time to time the compensation payable to the Directors who are not "interested persons" of AEF, as defined by the 1940 Act, or considering such other matters as the Board of Directors may from time to time determine. The Nominating and Compensation Committee does not consider nominees for Director recommended by shareholders.

None of the members of the Nominating and Compensation Committee is an "interested person" of AEF, as defined by the 1940 Act.

COMPENSATION OF DIRECTORS

     Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof. Each Director who is not also an officer of AEF is compensated for his services according to a fee schedule which recognizes the fact that such Director also serves as a director or trustee of other AIM Funds. Each such Director receives a fee, allocated among the AIM Funds, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued estimated for the calendar year ending December 31, 1996 for each Director of the Company:

                                                              RETIREMENT          TOTAL
                                             AGGREGATE     BENEFITS ACCRUED    COMPENSATION
                                            COMPENSATION      BY ALL AIM       FROM ALL AIM
                   DIRECTOR                 FROM AEF(1)        FUNDS(2)          FUNDS(3)
    --------------------------------------  -----------    ----------------    ------------
    Charles T. Bauer......................        -0-               -0-               -0-
    Bruce L. Crockett.....................    $18,347          $ 38,621          $ 67,000
    Owen Daly, II.........................     18,276            82,607            67,000
    Carl Frischling.......................     18,347            56,683            67,000
    Robert H. Graham......................        -0-               -0-               -0-
    John F. Kroeger.......................     17,777            83,654            65,000
    Lewis F. Pennock......................     18,026            33,702            66,000
    Ian W. Robinson.......................     18,347            64,973            67,000
    Louis S. Sklar........................     18,069            47,593            65,500

---------------

(1) The total amount of compensation deferred by all Directors of AEF estimated for the year ending December 31, 1996, including interest earned thereon, is $75,752.

(2) During the year ending December 31, 1996, the total amount of expenses allocated to the Company in respect of such retirement benefits is $163,136 for AEF.

(3) Each Director serves as a Director or Trustee of a total of ten AIM Funds. Data reflect estimated total compensation earned during the calendar year ending December 31, 1996.

                         ------------------------------

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director who is an "Eligible Director" (as defined in the Retirement Plan) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Retirement Plan, the normal retirement date is the date on which the Eligible Director has attained age 65 and has completed at least five years of continuous service with one or more of the AIM Funds. Each Eligible Director is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the AIM Funds for such Eligible Director during the twelve-month period immediately preceding the Eligible Director's retirement (including amounts deferred under a separate agreement between the AIM Funds and the Eligible Director) for the number of such Eligible

Director's years of service (not in excess of ten years of service) completed with respect to any of the AIM Funds. If an Eligible Director dies after attaining the normal retirement date but before receipt of any benefits under the Retirement Plan commences, the Eligible Director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased Eligible Director for no more than ten years beginning the first day of the calendar quarter following the date of the Eligible Director's death. Payments under the Retirement Plan are not secured or funded by any AIM Fund.

     Set forth below is a table that shows the estimated annual benefits payable to an Eligible Director upon retirement assuming various compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9, and 7, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

                                                                ANNUAL COMPENSATION
                                                               PAID BY ALL AIM FUNDS
    NUMBER OF YEARS OF                                    -------------------------------
SERVICE WITH THE AIM FUNDS                                $55,000     $60,000     $65,000
--------------------------                                -------     -------     -------
             10.........................................  $41,250     $45,000     $48,750
             9..........................................   37,125      40,500      43,875
             8..........................................   33,000      36,000      39,000
             7..........................................   28,875      31,500      34,125
             6..........................................   24,750      27,000      29,250
             5..........................................   20,625      22,500      24,375

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "DC Agreements"). Pursuant to the DC Agreements, the Deferring Directors may elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account. Currently, the Deferring Directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash generally in equal quarterly installments over a period of ten years beginning on the date the Deferring Director's retirement benefits commence under the Retirement Plan. The Company's Board of Directors, in their sole discretion, may accelerate or extend the distribution of such deferral accounts after a Deferring Director's termination of service as a Director of the Company. If a Deferring Director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Director's death. The DC Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Funds and of each other AIM Fund from which they are deferring compensation.

                                 PROPOSAL 2 --

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     Shareholders are being asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement") that, except as discussed below with respect to the licensing of the "AIM" name, has no material changes in its terms and conditions, no changes in fees, and no material changes in the way the Funds are managed, advised or operated.

     AIM has served as investment advisor to each of the Funds from the date set forth in Annex B and currently serves pursuant to an advisory agreement (the "Current Advisory Agreement") executed on the date set forth in Annex B. On May 14, 1996, the Board of Directors of AEF, including a majority of the directors who are not interested persons of the Company or AIM (the "Independent Directors"), voted to continue the Current Advisory Agreement for an additional year until June 30, 1997.

     The Funds are seeking to obtain shareholder approval of the New Advisory Agreements because of the technical requirements of the 1940 Act that apply to the merger (the "Merger") described below under "Merger of AIM Management and INVESCO." Because the Merger will result in a transfer of more than 25% of the outstanding voting shares of A I M Management Group Inc. ("AIM Management"), the direct parent of AIM, an "assignment" of the Current Advisory Agreement will occur under the 1940 Act. The Current Advisory Agreement provides that it will terminate automatically upon its assignment, as required by the 1940 Act. As discussed below, the Merger will not cause any change in the operation of AIM's business.

     At a meeting held on December 10, 1996, the Board of Directors of AEF, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Advisory Agreement. A copy of a form of the New Advisory Agreement is attached hereto as Annex C. In approving the New Advisory Agreement, the Boards of Directors took into account the terms of the Merger. Except as discussed below with respect to the licensing of the "AIM" name, the provisions of the Current Advisory Agreement and the New Advisory Agreement are substantially identical. A description of such agreement is provided below under "Terms of the Advisory Agreements." Such description is only a summary and is qualified by reference to the attached Annex C.

     If the conditions to the Merger are not met or waived or if the merger agreement between AIM Management and INVESCO is terminated, the Merger will not be consummated, and the Current Advisory Agreement will remain in effect. If the New Advisory Agreement is approved, and the Merger is thereafter consummated, the New Advisory Agreement will be executed and become effective on the Closing Date, as defined below. In the event that the New Advisory Agreement is not approved with respect to any Fund and the Merger is consummated, the Board of Directors will determine what action to take, in any event subject to the approval of shareholders of each Fund.

MERGER OF AIM MANAGEMENT AND INVESCO

     On November 4, 1996, AIM Management (the parent of AIM) entered into an agreement and plan of merger (the "Merger Agreement") with INVESCO plc ("INVESCO"). The Merger Agreement provides for the merger of AIM Management into INVESCO Group Services, Inc. ("IGS"), a wholly-owned U.S. subsidiary of INVESCO, or into another wholly-owned U.S. subsidiary of INVESCO (in either case, "INVESCO Sub").

     INVESCO is an English holding company whose shares are publicly traded on the London Stock Exchange. American Depository Receipts evidencing such shares are traded on the New York Stock Exchange. INVESCO and its subsidiaries are an independent investment management group with a major presence in the institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific. INVESCO's North American subsidiaries manage individualized investment portfolios of equity, fixed income and real estate securities for institutional clients through five business units. Each unit utilizes a particular investment style in managing assets, and most of these units also serve as advisor or sub-advisor to one or more of INVESCO's U.S. mutual funds. INVESCO's European region serves both institutional and individual investors through six major business units with facilities in the United Kingdom, the Channel Islands, Luxembourg and France. INVESCO has also established relationships with substantial financial organizations in Italy, the Netherlands, Spain and Portugal. INVESCO's Pacific region manages assets of clients based in Asia and Australia on a local, regional or global basis. It also manages investments in the region for INVESCO clients based outside the region. At September 30, 1996, INVESCO's assets under management were in excess of $90 billion.

     Following the Merger INVESCO will be renamed AMVESCO plc ("AMVESCO"). AMVESCO will consist of two major complementary businesses, one comprising principally its United States institutional and international businesses, and the other comprising principally its United States retail mutual fund and defined contribution plan businesses. Each of these businesses will be directed by a separate management committee. Charles Brady, the Chairman of INVESCO, will head the management committee for AMVESCO's U.S. institutional and international businesses. Robert H. Graham, President and Chief Operating Officer of AIM Management, will become President and Chief Executive Officer of AIM Management's successor and will head the management committee directing AMVESCO's United States retail businesses. Charles T. Bauer, currently Chairman and Chief Executive Officer of AIM Management, will become Vice-Chairman of AMVESCO and Chairman of AIM Management's successor. AIM Management and INVESCO believe that their businesses are highly complementary and that the expected benefits resulting from the Merger include broader product range, expanded distribution capability, increased globalization, greater capacity in defined contribution plans, and increased financial strength and independence.

     AIM has advised the AIM Funds that the Merger is not expected to have a material effect on the operations of the AIM Funds or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. Following the Merger, AIM will continue to be an indirect wholly-owned subsidiary of the successor to AIM Management. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of AIM relating to the AIM Funds, the personnel managing the AIM Funds or other services provided to and business activities of the AIM Funds. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of AIM. Based on the foregoing, AIM does not anticipate that the Merger will cause a reduction in the quality of services provided to the AIM Funds, or have any adverse effect on AIM's ability to fulfill its respective obligations under the New Advisory Agreements, or to operate its businesses in a manner consistent with its current practices.

     Under the Merger Agreement, each of INVESCO and INVESCO Sub has covenanted and agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its affiliates may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

     The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser. The Board that you are being asked to elect in Proposal No. 1 meets this 75% requirement.

[BOARDS OF DIRECTORS/TRUSTEES EVALUATION

     At meetings with the Boards of Directors/Trustees of the AIM Funds beginning in September, 1996, representatives of AIM Management began discussing with the Boards the possibility of a merger between AIM Management and INVESCO. At a meeting in person held on November 19, 1996, representatives of AIM Management and INVESCO discussed with the Boards of Directors/Trustees of the AIM Funds, the specific terms of the Merger Agreement. The Boards of Directors/Trustees of the AIM Funds then appointed a special committee (the "Special Committee"), consisting of the Directors/Trustees of the AIM Funds who are not interested persons of AIM or INVESCO, to review the proposed Merger, consider its potential impact on the AIM Funds and their shareholders, and make recommendations to the Boards of Directors/Trustees of the AIM Funds with respect to the approval of the New Advisory Agreements in view of the proposed Merger. Directors/Trustees of the AIM Funds who are members of the Special Committee are Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar. The Special Committee met with their legal counsel ("Special Counsel"), who assisted them in their deliberations concerning approval of the New Advisory Agreements.

     The Special Committee met separately with Special Counsel on November 8, 1996, November 19, 1996 and December 2, 1996 to consider and review the directors'/trustees' fiduciary obligations and the nature and extent of additional information to be requested by them to evaluate the New Advisory Agreements and the potential impact of the Merger on the AIM Funds and their shareholders. Between November 8, 1996 and December 10, 1996, the Special Committee and Special Counsel requested and received additional information from AIM Management, INVESCO and their counsel, and held telephone conferences, regarding the proposed Merger and its potential impact on the AIM Funds and their shareholders. On December 10, 1996, the Special Committee and Special Counsel met separately with representatives of AIM Management and INVESCO to review various aspects of the proposed Merger, and review additional information regarding INVESCO and the future plans for AIM Management and AIM.

     In connection with its review, the Special Committee possessed or obtained substantial information regarding: the management, the financial position and the business of INVESCO and its subsidiaries; the history of INVESCO's and its subsidiaries' business and operations; the performance of the investment companies and private accounts advised by INVESCO and subsidiaries; the impact of the Merger on the AIM Funds and their shareholders; future plans of AMVESCO with respect to AIM and the AIM Funds; performance and financial information about each of the AIM Funds; and information about other funds and their fees and expenses.

     The Special Committee also received information regarding the terms of the Merger and comprehensive financial information, including: INVESCO's plans for financing the Merger; the impact of the financing on AIM Management and AIM; INVESCO's plans for the compensation of executives and investment and other staff of AIM Management and AIM; information concerning employment contracts with senior management of AIM Management and AIM; and INVESCO's access to capital markets to meet the capital needs of AIM Management and its subsidiaries.

     In connection with its deliberations, the Special Committee obtained assurances from INVESCO that: AMVESCO did not intend to change executive management or staff of AIM Management or AIM (other than appointing Robert H. Graham Chief Executive Officer of the successor to AIM Management), and has entered into employment agreements with key personnel; AMVESCO will consult with the Boards of Directors/Trustees of the AIM Funds prior to making material changes to AIM that could adversely affect the ability of AIM or its subsidiaries to render services to the AIM Funds; neither AMVESCO nor its affiliates will impose an "unfair burden" within the meaning of Section 15(f) of the 1940 Act for a period of two years following the consummation of the Merger; AMVESCO has not planned any major changes to the operations and capabilities of AIM or its subsidiaries, except those intended to enhance the capabilities of those entities to provide better or more efficient services to the AIM Funds.

     The Special Committee also evaluated each New Advisory Agreement. The Special Committee assured itself that each New Advisory Agreement for each AIM Fund, including the terms relating to the services to be provided and the fees and expenses payable by such AIM Fund, is on substantially the same terms as the Current Advisory Agreement for each AIM Fund, except to the extent described below with respect to the licensing of the "AIM" name.

     Based on the Special Committee's review and analysis of the material provided and the commitments received, the Special Committee unanimously recommended to the Boards of Directors/Trustees of the AIM Funds that the New Advisory Agreements be approved.

     At the Boards of Directors/Trustees meetings of the AIM Funds held on December 10 and 11, 1996, the Boards received presentations by INVESCO and AIM. The Directors/Trustees were supplied with the information given to the Special Committee in advance of the meeting. The Special Committee discussed with the Boards of Directors/Trustees the materials it reviewed, the issues it studied and the reasons for its recommendation. Based upon the foregoing, the Board of Directors/Trustees of each AIM Fund unanimously approved the New Advisory Agreement related to that AIM Fund and recommended approval by the shareholders.]

ADDITIONAL TERMS OF THE MERGER AGREEMENT

     AIM Management will merge into INVESCO Sub for consideration valued at November 4, 1996 at approximately $1.6 billion, plus the amount of AIM Management net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM Management options) of INVESCO valued at November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash.

     The directors of AIM Management's successor will be Charles T. Bauer, Robert H. Graham, Gary T. Crum and Michael J. Cemo, all of whom are currently officers and directors of AIM. Although Charles T. Bauer will remain chairman of AIM Management's successor, Robert H. Graham will become President and Chief Executive Officer of such successor. Mr. Graham currently serves as AIM Management's President and Chief Operating Officer.

     Upon consummation of the Merger, the AIM Management shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully diluted basis. INVESCO's shareholders approved the Merger at a meeting on November 27, 1996, and on December 4, 1996 approved changing INVESCO's name upon consummation of the Merger. The name of AIM will not change.

     The closing is presently expected to occur on [February 28, 1997,] subject to the satisfaction of conditions to closing that include, among other things:
(a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM Management (based on assets under management, excluding the effects of market movements) in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees at October 31, 1996; (c) INVESCO and AIM Management having received certain consents from regulators, lenders and/or other third parties;
(d) AIM Management not having received from the holder or holders of more than 2% of the outstanding AIM Management shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, the Registration Rights Agreement, Indemnification Agreement and employment agreements with certain AIM Management employees having been executed and delivered; (f) AIM Management having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolution to appoint to INVESCO's Board of Directors six AIM Management designees and a Board resolution to appoint the seventh AIM Management designee having been passed and not revoked.

     The Merger Agreement may be terminated at any time prior to the Closing Date (a) by written agreement of INVESCO and AIM Management, (b) by written notice by AIM Management or INVESCO to the other after June 1, 1997 or (c) under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

     In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

          Employment Agreements. Following the Merger, the current officers of AIM Management will be the officers of the successor to AIM Management and the directors of the successor to AIM

     Management will be four of the current directors of AIM Management. Senior management and key employees of AIM Management have entered into employment agreements which will commence when the Merger is consummated and will continue for initial terms ranging from one year to four years. All of the employment agreements contain covenants not to compete extending for at least one year after termination of employment. Approximately thirty current employees of AIM Management have entered into such employment agreements with INVESCO.

          Voting Agreement. Certain AIM Management shareholders and their spouses, the current directors of INVESCO and proposed directors of INVESCO have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM Management's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM Management's current Chairman); (c) the parties will vote at any INVESCO shareholder meeting on resolutions (other than those in respect of the election of directors) supported by two-thirds of the Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date and the date on which a resolution proposed by an INVESCO-designated Board member is approved by the INVESCO Board despite being voted against by each AIM Management-designated Board member present at such Board meeting.

          Standstill Agreement and Transfer Restriction Agreements. Certain AIM Management shareholders and their spouses and certain other significant shareholders of INVESCO have agreed under certain circumstances for a maximum of five years not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM Management shareholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

TERMS OF THE ADVISORY AGREEMENTS

     Although the Current Advisory Agreement has not terminated and the New Advisory Agreement has not become effective, such Agreements (collectively, the "Advisory Agreements") are described below as if they were both in effect.

     Under the Advisory Agreements, AIM furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon each Fund's investment policies. AIM has sole responsibility for the investment decisions of each Fund, subject to the control of the Board of Directors. The Advisory Agreements provide that, subject to the approval of the Board of Directors and the shareholders of the applicable Fund, AIM may delegate certain of its duties to a sub-advisor, provided that AIM shall continue to supervise the performance of any such sub-advisor.

     The Advisory Agreements provide that all of the ordinary business expenses incurred in the operations of each of the Funds and the offering of each of their shares shall be paid by each such Fund. These expenses include brokerage commissions, taxes, legal, accounting, auditing or governmental fees, custodian, transfer agent and shareholder service agent costs.

     The New Advisory Agreement also provides that the Company shall be entitled to use the name "AIM" with respect to a Fund only so long as AIM serves as investment manager or advisor to such Fund. Although the Current Advisory Agreement presently has a similar provision, the provision in the New Advisory Agreement will read as follows:

          License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     Information with regard to the fees payable under each of the Advisory Agreements and the aggregate advisory fees paid to AIM in each Fund's most recently completed fiscal year is as set forth in Annex F.

     Each Advisory Agreement may be terminated with respect to a Fund on 60 days' written notice without penalty by (i) the applicable Fund, (ii) the action of the shareholders of the Company, (iii) the Board of Directors of the Company, or (iv) AIM. Each Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Advisory Agreements continue from year to year with respect to a Fund so long as their continuance is specifically approved at least annually either (i) by the Board of Directors of the Company or (ii) by the vote of a majority of such Fund's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the Directors of the Company who are not interested persons of the Company or of AIM, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreements provide that, upon the request of the Company's Board of Directors, AIM may perform certain additional services on behalf of the Funds. The Board of Directors has approved, and AEF has entered into, Master Administrative Services Agreements with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Services Agreements, the Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services.

ADDITIONAL SERVICES PROVIDED BY AIM AND ITS AFFILIATES

     As noted above, AIM provides administrative services to each of the Funds. In addition, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of AIM, serves as the principal underwriter for each of the retail classes of the Funds. Shares of the Funds are generally sold with an initial sales charge ("Class A Shares"), or with respect to some of the Funds, subject to a contingent deferred sales charge ("Class B Shares"). Such sales charges are paid by investors. Each of the Funds has also adopted a distribution plan under Rule 12b-1 of the 1940 Act (a "Plan") with respect to each of its retail classes, pursuant to which the Fund compensates AIM Distributors from a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. AIM Distributors reallows a portion of the Rule 12b-1 fees that it receives to the brokers, dealers, agents and other service providers with whom it has entered into agreements and who offer shares of the Fund for sale or provide customers or clients certain continuing personal services.

     Each Fund categorizes the first 0.25% per year of the Rule 12b-1 fees that it pays to AIM Distributors attributable to the Class A Shares of the respective Fund as a service fee for ongoing personal services. Any amount it may pay to AIM Distributors in excess of such amount is characterized as an asset-based sales charge.

     AIM Distributors is authorized to advance to institutions through whom Class B Shares are sold a sales commission under schedules established by AIM Distributors. AIM Distributors (or its assignee or transferee) receives 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B Shares) of each Fund's average daily net assets attributable to those Class B Shares sold through the sales efforts of AIM Distributors. The remaining 0.25% of each Funds' average daily net assets attributable to Class B Shares is paid to brokers, dealers, agents and other service providers as a service fee for ongoing personal services.

     The amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AlM Distributors on behalf of each Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     A I M Fund Services, Inc. ("AIM Services"), a wholly-owned subsidiary of AIM, serves as transfer agent to each of the retail classes of the Funds.

     Fund Management Company ("Fund Management"), a wholly-owned subsidiary of AIM, serves as the principal underwriter for each of the institutional classes of the Funds which are sold primarily to institutional investors ("institutional classes"). A I M Institutional Fund Services, Inc. ("AIM Institutional"), a wholly-owned subsidiary of AIM, serves as transfer agent to each of the institutional classes of the Funds.

     Information with regard to the amount of fees paid by each Fund to AIM and its affiliates for services provided other than under the Current Advisory Agreement in each Fund's most recently completed fiscal year is set forth in Annex D.

     The agreements pursuant to which AIM provides administrative services to the Funds, and pursuant to which Fund Management and AIM Distributors serve as principal underwriter to the Funds will terminate as a result of the Merger. The Board of Directors of the Company has approved new agreements, which are substantially identical to the existing administrative services and distribution agreements, to take effect upon consummation of the Merger. Under the 1940 Act, such agreements do not require the approval of shareholders before they become effective. The agreements pursuant to which AIM Institutional and AIM Services provide transfer agency services will not terminate as a result of the Merger.

INFORMATION CONCERNING AIM

     AIM serves as the investment advisor to each of the Funds. AIM was organized in 1976 and, together with its affiliates, advises 38 investment company portfolios constituting the AIM Funds and sub-advises one investment company portfolio. As of December 3, 1996, the total assets of the AIM Funds
were approximately $          . AIM is a wholly-owned subsidiary of AIM
Management. Certain of the Directors and officers of AIM are also Directors and executive officers of the Company, and their names, principal occupations and affiliations are shown in the table under

Proposal 1 and under "Executive Officers" in Annex E. Information regarding the AIM Funds, including their total net assets and the fees received by AIM from such AIM Funds for its services, is set forth in Annex F. The address of AIM, all of the directors of AIM, AIM Distributors, AIM Services, Fund Management, AIM Institutional and AIM Management, is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the approval of the New Investment Advisory Agreement.

                                 PROPOSAL 3 --

                       APPROVAL OF SUB-ADVISORY AGREEMENT

     Shareholders of the Funds are being asked to approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between AIM and its sub-advisor, A I M Capital Management, Inc. ("AIM Capital"). The New Sub-Advisory Agreement has no changes in its terms and conditions, no changes in fees, and no changes in the way the Funds are managed, advised or operated.

     AIM Capital serves as sub-advisor to each of the Funds pursuant to a sub-advisory agreement dated October 18, 1993 (the "Current Sub-Advisory Agreement") and has been sub-advisor to the Funds since September 30, 1988. On May 14, 1996, the Board of Directors of AEF, including a majority of the directors who are not interested persons of the Funds or AIM, voted to continue the Current Sub-Advisory Agreement for an additional year until June 30, 1997. Information with regard to the Directors and executive officers of AIM Capital is set forth in Annex G.

     The Funds are seeking shareholder approval of the New Sub-Advisory Agreement because of the technical requirements of the 1940 Act that apply to the Merger described above in Proposal 2. Because the Merger will result in a transfer of more than 25% of the outstanding voting shares of AIM Management, AIM Capital's ultimate parent, an "assignment" of the Current Sub-Advisory Agreement will occur under the 1940 Act. The Current Sub-Advisory Agreement provides that it will terminate automatically upon its assignment, as required by the 1940 Act. Shareholders are therefore being asked to approve the New Sub-Advisory Agreement. The Merger will not cause any change in the operation of AIM Capital's business.

     At a meeting held on December 10, 1996, the Board of Directors of AEF, including a majority of the Independent Directors, approved, subject to shareholder approval, the New Sub-Advisory Agreement. A copy of the form of the New Sub-Advisory Agreement is attached hereto as Annex H. In approving the New Sub-Advisory Agreement, the Board of Directors of AEF took into account the Merger described above under "Merger of AIM Management and INVESCO." The provisions of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are identical. A description of such agreement is provided below under "Terms of the Sub-Advisory Agreement." Such description is only a summary and is qualified by reference to the attached Annex H.

     If the conditions to the Merger are not met or waived or if the Merger Agreement is terminated, the Merger will not be consummated, and the Current Sub-Advisory Agreement will remain in effect. If the New Sub-Advisory Agreement is approved, and the Merger is thereafter consummated, the New Sub-Advisory Agreement will be executed and become effective on the Closing Date. In the event that any of the New Sub-Advisory Agreement is not approved and the Merger is consummated, the Board will determine what action to take, in any event subject to the approval of shareholders of each Fund.

TERMS OF THE SUB-ADVISORY AGREEMENT

     Although the Current Sub-Advisory Agreement has not terminated and the New Sub-Advisory Agreement is not yet in effect, the agreements (collectively, the "Sub-Advisory Agreements") are described below as if they were both in effect.

     Under the Sub-Advisory Agreements, AIM Capital provides investment research and advisory services to the Funds under the supervision of AIM and subject to the approval and direction of the Board of Directors of AEF. As compensation for AIM Capital's services under the Sub-Advisory Agreements, AIM pays to AIM Capital with respect to a Fund an annual fee equal to 50% of the fee received by AIM from the such Funds pursuant to the Advisory Agreement between such Fund and AIM. For AEF's most recent fiscal year, AIM Capital received aggregate fees in the amount of $8,264,945 for services to AIM Charter Fund, $28,807,206 for services to AIM Constellation Fund, and $14,980,189 for services to AIM Weingarten Fund.

     Each Sub-Advisory Agreement may be terminated without penalty by (i) the applicable Fund, (ii) the action of shareholders of the applicable Fund, (iii) the Board of Directors of the applicable Fund, or (iv) AIM, or AIM Capital, on 60 days' written notice. The notice provision may be waived by either party. Each Sub-Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Sub-Advisory Agreements continue from year to year with respect to a Fund so long as their continuance is specifically approved at least annually either (i) by the Board of Directors of AEF or (ii) by the vote of a majority of such Fund's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the Directors of AEF who are not interested persons of AEF or of AIM, cast in person at a meeting called for the purpose of voting on such approval.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the approval of the New Sub-Advisory Agreement.

                                 PROPOSAL 4 --

                ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
           RESTRICTING INVESTMENTS IN OTHER INVESTMENT COMPANIES AND
          AMENDMENT OF CERTAIN RELATED FUNDAMENTAL INVESTMENT POLICIES

     The Board of Directors of AEF propose the elimination and/or modification of certain fundamental investment policies that restrict each Fund's ability to invest in other investment companies. The specific changes proposed are described below.

     Section 12 of the 1940 Act generally prohibits each Fund from (i) owning more than 3% of the total outstanding voting stock of any other investment company; (ii) investing more than 5% of its total assets in the securities of any one other investment company; and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies.

     The Board of Directors may authorize AIM and the Company to seek exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Funds to purchase securities of other investment companies in excess of the limitations imposed by Section 12 of the 1940 Act (exemptive orders granted with respect to such Funds are referred to herein collectively as the "Exemptive Orders"). The investment companies in which the Funds may invest pursuant to the Exemptive Orders are referred to herein collectively as the "Exemptive Order Funds."

     The Company and AIM may seek Exemptive Orders because they believe each Fund can effectively invest in certain other types of securities through pooled investment vehicles such as the Exemptive Order Funds. By pooling their investments in such securities, the Funds may have the ability to invest in a wider range of issuers, industries and markets, thereby seeking to decrease volatility and risk while at the same time providing greater liquidity than a Fund would have available to it investing in such securities by itself. Pooling investments may also allow the Funds to increase the efficiency of portfolio management by permitting each Fund's portfolio manager to concentrate on those investments that constitute the bulk of the Fund's assets and not spend a disproportionate amount of time on specialized areas. The Funds may seek Exemptive Orders to permit, among other things, investments by the Funds for cash management purposes in money market funds advised by AIM, implementation of a master/feeder fund structure or investments in a separate small capitalization or initial public offering fund.

     If the proposed elimination of the Funds' restrictions on investments in other investment companies is approved, each Fund may invest in securities of an Exemptive Order Fund only to the extent consistent with the respective Fund's investment objectives and policies as set forth from time to time in its registration statements.

     In connection with obtaining Exemptive Orders, AIM may agree to waive fees applicable to the Funds to the extent that the assets of the Funds are invested in Exemptive Order Funds and collect fees from the Exemptive Order Funds. Other expenses incurred by the Exemptive Order Funds (such as audit and custodial fees) will be borne by them, and thus indirectly by the Funds. AIM believes that these indirect expenses will be offset by the benefits to the Funds of pooling their investments.

     The Funds currently have fundamental investment restrictions that prohibit them from purchasing securities issued by other investment companies. In order to take full advantage of the exemptive relief that may be granted by the SEC and to invest in shares of the Exemptive Order Funds in excess of the percentage limitations imposed by Section 12, each such Fund is seeking shareholder approval to eliminate this investment restriction.

     The Funds currently have other fundamental investment restrictions that may prohibit each such Fund from taking full advantage of the Exemptive Orders. These fundamental restrictions may include one or more of the following:

     1. Diversification. AIM Charter Fund is prohibited from investing more than 5% of its assets in securities of a single issuer or holding more than 10% of the outstanding voting securities of an issuer, except that the Fund may invest up to 25% of all assets without regard to such restrictions.

     2. Control. The Funds are prohibited from making investments for the purpose of exercising control or participation in management. The 1940 Act deems a person to have presumptive control over another person if it beneficially owns more than 25% of the other person's voting securities.

     From time to time, a Fund may (i) desire to invest more than 25% of their assets in one or more Exemptive Order Funds or (ii) own more than 25% of the voting securities of one or more Exemptive Order Funds.

     The foregoing restrictions may be worded differently from Fund to Fund, but the substance of the restrictions is as set forth above. Additional information regarding a Fund's fundamental investment restrictions may be obtained without cost by telephoning AIM at 1-800-347-4246 and requesting a copy of the Fund's Statement of Additional Information.

     In order to take full advantage of the Exemptive Orders, each Fund subject to one or more of the foregoing investment restrictions seeks shareholder approval to amend such restrictions by adding the following exception to each restriction:

     ..., except that the [name of the applicable Fund] may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

     The elimination of the fundamental investment policy restricting investments in other investment companies and the amendments to the related fundamental investment policies would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. These changes are not related to the Merger described in Proposal 2. Shareholders are being asked to consider such amendments at this time because the Company does not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by each Fund in connection with soliciting approval of this proposal because the Company will not be required to hold a separate meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the proposal to eliminate the fundamental investment policy restricting investments in other investment companies and to amend certain related fundamental investment policies.

                                 PROPOSAL 5 --

CHANGE TO FUNDAMENTAL INVESTMENT POLICIES ON PUTS, CALLS, STRADDLES AND SPREADS

     The Board of Directors proposes to change AIM Charter Fund's and AIM Weingarten Fund's fundamental investment policy regarding the writing, purchase and sale of puts, calls, straddles and spreads. Despite the change in policy, each Fund presently intends to engage only in the writing of covered call options and covered put options.

     OLD POLICY: AIM Charter Fund's current fundamental investment policy provides that it will not:

     write, purchase or sell puts, calls, straddles, spreads or combinations thereof, or deal in commodities or oil, gas, or other mineral exploration or development programs.

     PROPOSED CHANGE: The Board of Directors proposes to modify this investment policy to provide that AIM Charter Fund will not:

     buy or sell physical commodities, or deal in oil, gas, or other mineral exploration or development programs.

     OLD POLICY: AIM Weingarten Fund's current fundamental investment policy provides that it will not:

     invest in commodities or commodity contracts or in puts or calls except as set forth [in its Statement of Additional Information] under "Investment Objectives and Policies -- Options."

     PROPOSED CHANGE: The Board of Directors proposes to modify this investment policy to provide AIM Weingarten Fund will not:

     buy or sell physical commodities.

     Writing Covered Call Options. The Funds will not use leverage in their covered call option strategies. Such investments will be made for hedging purposes only. Writing a call option obligates a Fund to sell or deliver the option's underlying security in return for a strike price upon exercise of the option. By writing a call option, a Fund receives an option premium from the purchaser of the call option. The Funds are primarily interested in having the ability to write (sell) call options which are "covered" at the time of sale and remain covered as long as a Fund is obligated as a writer (seller) of the option. A call is "covered" if a Fund owns or has the right to acquire the underlying security which is subject to the call. The purpose of such transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in options or futures contracts. The Funds will not engage in such transactions for speculative purposes. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. Each Fund will adopt a non-fundamental investment policy that limits the writing of covered call options to no more than 25% of the value of each Fund's net assets.

     Writing Covered Put Options. The Funds will not use leverage in their covered put option strategies. Such investments will be made for hedging purposes only. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund "covers" its position by segregating cash or other liquid assets in an amount sufficient to cover the strike price in the event the option is exercised. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Each Fund will adopt a non-fundamental investment policy that limits the writing of covered put options to no more than 25% of the value of each Fund's net assets.

     Risks of Options Transactions. Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In general, options whose strike prices are close to their underlying instruments' current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

     Asset Coverage for Options Positions. The Funds will hold securities or other options positions whose values are expected to offset its obligations under the hedge strategies. The Funds will not enter into an option position that exposes the Fund to an obligation to another party unless it owns either
(i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and other liquid securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

NON-FUNDAMENTAL POLICIES PROHIBITING CERTAIN TRANSACTIONS

     The Funds do not presently intend to engage in the writing, sale or purchase of uncovered puts, uncovered calls, straddles, spreads or combinations thereof. Each Fund will adopt a non-fundamental policy prohibiting such transactions. However, because this policy will be non-fundamental, it may be changed by AEF's Board of Directors without shareholder approval. The Board of Directors is proposing to change the Funds' current fundamental policy in order to provide the Funds with the flexibility to engage in such transactions at some future date if, in the opinion of the Board of Directors and AIM, such transactions would be beneficial to the Funds and their shareholders.

     Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

     Purchasing Call Options. The purchaser of a call option obtains the right to purchase the underlying instrument at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying instrument but with risk limited to the cost of the option if security prices fell. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     Writing Uncovered Put Options. If a Fund writes an uncovered put option, it will not set aside cash or other liquid assets in an amount sufficient to cover its strike price. As a result, if the option is exercised the Fund may be required to dispose of certain of its portfolio securities in order to generate the cash necessary to pay the strike price. Depending on market conditions, the Fund may be forced to sell such portfolio securities on unfavorable terms, and the resulting losses may offset any benefit to the Fund from the premium received for writing the put option.

     Writing Uncovered Call Options. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. A call option would be uncovered if a Fund did not own the underlying instrument at the time the call option was written. Because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund risks having to obtain the underlying instrument at a higher market price when writing uncovered call options.

     Combined Option Positions. A Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. This technique, called a "straddle", enables a Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the put option. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. This technique is called a "spread". Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The change to the fundamental investment policy regarding investments in puts, calls, straddles and spreads would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. This change is not related to the Merger described in Proposal 2. Shareholders are being asked to consider such change at this time because the Funds do not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by each Fund in connection with soliciting approval of this proposal because the Funds will not be required to hold a separate meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the proposal to change the fundamental investment policy regarding investments in puts, calls, straddles and spreads.

                                 PROPOSAL 6 --

 ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY ON INVESTMENTS IN COMPANIES WITH
                  LESS THAN FIVE YEARS OF CONTINUOUS OPERATION

     The Board of Directors proposes to eliminate the fundamental investment policy that AIM Charter Fund may not:

     invest any of its assets in securities of companies having a record of less than five years of continuous operation, including operations of their predecessors.

     Companies which, together with their predecessors, have been in business for less than three to five years are often referred to as "unseasoned issuers." The Fund wishes to purchase securities of unseasoned issuers because such securities may provide opportunities for growth of capital consistent with the Fund's primary investment objective. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies. The Board of Directors and AIM nonetheless believe that the potential benefits to shareholders of permitting the Fund to invest in unseasoned issuers outweighs the marginal increase in risk that the Fund would incur in making such investments. In addition, elimination of this policy will permit the Fund to invest in Exemptive Order Funds, as described in Proposal 4, if such Exemptive Order Funds have been operating for less than five years.

     The elimination of the fundamental investment policy on investments in companies with less than five years of continuous operation would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. This change is not related to the Merger described in Proposal 2. Shareholders are being asked to consider such amendment at this time because the Funds do not regularly hold annual shareholder meetings. AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by each Fund in connection with soliciting approval of this proposal because the Funds will not be required to hold a separate meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR the elimination of AIM Charter Fund's fundamental investment policy on investment in companies with less than five years of continuous operation.

                                 PROPOSAL 7 --

                          RATIFICATION OF SELECTION OF
                KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS

     The Board of Directors of AEF, including a majority of the Independent Directors, has selected KPMG Peat Marwick LLP as independent accountants for the fiscal year ending in 1997 to examine and verify the accounts and securities of the Funds, and to report thereon to the Board and its shareholders. This selection will be submitted for ratification at the Annual Meeting. A representative of such firm is expected to be present at the meeting.

RECOMMENDATION OF DIRECTORS

     The Board of Directors of AEF recommends that you vote FOR ratification of the selection of KPMG Peat Marwick LLP as the independent accountants.

                              GENERAL INFORMATION

EXECUTIVE OFFICERS OF THE COMPANY

     Information regarding the executive officers of the Company is set forth in Annex E.

SECURITY OWNERSHIP OF MANAGEMENT AND 5% HOLDERS

     Information regarding ownership of each of the Fund's shares by Directors and executive officers and 5% holders of each class of such Fund is set forth in Annex I.

PROXY SOLICITATION

     The Company has engaged the services of Shareholder Communications Corporation ("SCC") to assist them in the solicitation of proxies for the Annual Meeting. The cost of soliciting proxies will be borne in part by AIM, and in part by the Funds. It is estimated that the cost of SCC's services will be approximately [$25,000]. The Company expects to solicit proxies principally by mail, but the Company or SCC may also solicit proxies by telephone, facsimile or personal interview. The Funds may also pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Company does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting should send such proposal to the Company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the Annual Meeting other than the matters set forth in this proxy statement.


                                            By order of the Board of Directors,


                                                 Charles T. Bauer
                                            Chairman of the Board of Directors

December 20, 1996

                                    ANNEX A

                NUMBER OF SHARES OUTSTANDING ON DECEMBER 3, 1996
                             FOR EACH SERIES OF AEF

                             AIM EQUITY FUNDS, INC.

                                                                             NUMBER OF SHARES
                                                                              OUTSTANDING ON
                               NAME OF FUND                                  DECEMBER 3, 1996
---------------------------------------------------------------------------  ----------------
AIM Aggressive Growth Fund.................................................
AIM Blue Chip Fund.........................................................
AIM Capital Development Fund...............................................
AIM Charter Fund...........................................................
AIM Constellation Fund.....................................................
AIM Weingarten Fund........................................................
                                                                             ----------------
TOTAL -- AIM EQUITY FUNDS, INC.............................................
                                                                             ================

                                    ANNEX B

                          DATES OF ADVISORY AGREEMENT

                                                                                            DATE SINCE
                                                                             DATE LAST        AIM HAS
                                                                           SUBMITTED TO      SERVED AS
                                                                             A VOTE OF      INVESTMENT
   NAME OF COMPANY AND FUND           INVESTMENT ADVISORY AGREEMENT        SHAREHOLDERS*      ADVISOR
-------------------------------  ---------------------------------------   -------------   -------------
AIM EQUITY FUNDS, INC.
  AIM Charter Fund               Master Investment Advisory Agreement,     September 27,   September 30,
                                 dated October 18, 1993, as amended by         1993            1988
                                 Amendment No. 1, dated November 14,
                                 1994, as amended by Amendment No. 2,
                                 dated March 12, 1996

  AIM Weingarten Fund            Master Investment Advisory Agreement,     September 27,   September 30,
                                 dated October 18, 1993, as amended by         1993            1988
                                 Amendment No. 1, dated November 14,
                                 1994, as amended by Amendment No. 2,
                                 dated March 12, 1996

  AIM Constellation Fund         Master Investment Advisory Agreement,     September 27,   September 30,
                                 dated October 18, 1993, as amended by         1993            1988
                                 Amendment No. 1, dated November 14,
                                 1994, as amended by Amendment No. 2,
                                 dated March 12, 1996

------------------------------

* The Current Advisory Agreement dated October 18, 1993 was last submitted to a vote of shareholders in 1993 as a result of a reorganization of several AIM Funds and the recapitalization of A I M Management Group Inc.

                                    ANNEX C

                               [NAME OF COMPANY]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this .... day of ........ .., 1997, by and between
[Name of Company], a Maryland Corporation (the "Company"), with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company, consisting of one or more series of investment portfolios;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's charter authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement, the Company's Board of Directors has
authorized the issuance of [       ] series of shares representing interests in
[       ] investment portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to individually herein as a "Fund" and collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Company's Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Company's Board of Directors; and

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Company's Board of Directors;

and take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Delegation of Responsibilities. Subject to the approval of the Board of Directors and the shareholders of the Funds, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor.

     4. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors of the Company.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the corporate charter of the Company, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     6. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a security transaction will be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors of the Company indicating the brokers to whom such allocations have been made and the basis therefor. In making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

     7. Compensation. The Company shall pay the Advisor as compensation for services rendered to a Fund hereunder an annual fee, payable monthly, based upon the average daily net assets of such Fund as the same is set forth in Appendix A attached hereto. Such compensation shall be paid solely from the assets of such Fund. The average daily net asset value of the Funds shall be determined in the manner set forth in the corporate charter and registration statement of the Company, as amended from time to time.

     8. Additional Services. Upon the request of the Company's Board of Directors, the Advisor may perform certain accounting, shareholder servicing or other administrative services on behalf of the Funds which are not required by this Agreement. Such services will be performed on behalf of the Funds and the Advisor may receive from the Funds such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Advisor and the Company's Board of Directors based on a finding by the Board of Directors that the provision of such services by the Advisor is in the best interests of the Company and its shareholders. Payment or assumption by the Advisor of any Fund expense that the Advisor is not otherwise required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Funds nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to:

          (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Funds, including the review and calculation of daily net asset value and the preparation of tax returns; and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

          (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts; providing assistance to shareholders in exchanges among the mutual funds managed or advised by the Advisor; changing account designations or changing addresses; assisting in the purchase or redemption of shares; supervising the operations of the custodian, transfer agent(s) or dividend disbursing agent(s) for the Funds; or otherwise providing services to shareholders of the Funds; and

          (c) such other administrative services as may be furnished from time to time by the Advisor to the Company or the Funds at the request of the Company's Board of Directors.

     9. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     10. Expense Limitation. If, for any fiscal year, the total of all ordinary business expenses of the Funds, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, would exceed the applicable expense limitations imposed by state securities regulations in any state in which the Funds' shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly investment advisory fee otherwise payable to the Advisor during such fiscal year. If required pursuant to such state securities regulations, the Advisor will, not later than the last day of the first month of the next succeeding fiscal year, reimburse the Funds for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation). For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement. The application of expense limitations shall be applied to each Fund of the Company separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Company as a whole.

     11. Non-Exclusivity. The services of the Advisor to the Company and the Funds are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     12. Term and Approval. This Agreement shall become effective with respect to a Fund if approved by the shareholders of such Fund, and if so approved, this
Agreement shall thereafter continue in force and effect until             ,
1999, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually;

          (a) (i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     13. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund or by the Advisor, on sixty
(60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     14. Liability of Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company shall be and that of the Advisor shall be Eleven Greenway Plaza, Suite 1919, Houston, Texas 77046.

     16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     17. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                               [NAME OF COMPANY]
Attest:                                        (a Maryland corporation)


--------------------------------------------   By: ------------------------------------------
                 Secretary                                      President

(SEAL)                                         A I M ADVISORS, INC.

Attest:


--------------------------------------------   By: ------------------------------------------
                 Secretary                                      President
(SEAL)

                                   APPENDIX A
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT
                                       OF
                               [NAME OF COMPANY]

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered and all facilities furnished hereunder, a management fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                                    [FUNDS]

                                                                       ANNUAL
        NET ASSETS                                                      RATE
        ----------                                                     ------
                         [Fees will be those set forth in Annex F]

                                    ANNEX D

                            FEES PAID TO AFFILIATES

                                              AIM
                                        (ADMINISTRATIVE         AIM             FUND              AIM             AIM
                  FUND                    AGREEMENT)        DISTRIBUTORS*    MANAGEMENT      INSTITUTIONAL      SERVICES
-------------------------------------   ---------------     ------------     -----------     -------------     ----------
AIM EQUITY FUNDS, INC.
  AIM Charter Fund...................       $ 114,489       $12,521,939      $      -0-         $ 2,105        $2,264,602
  AIM Constellation Fund.............         212,800        47,347,006             -0-          16,972         8,671,663
  AIM Weingarten Fund................         132,643        18,020,400             -0-           4,292         4,391,818

---------------

* The net amount received from sales commissions and Rule 12b-1 fees, not including amounts paid to brokers, dealers, agents and other service providers.

                                    ANNEX E

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF AEF

     Officers of AEF serve at the pleasure of the Board and until their successors are elected and qualified. Set forth below is certain information regarding the executive officers of AEF.

                                                                            BUSINESS EXPERIENCE
          NAME             AGE          POSITION WITH AEF                 DURING PAST FIVE YEARS
-------------------------  ---    -----------------------------   ---------------------------------------
Charles T. Bauer           77     Chairman                        See Director table under Proposal 1.

Robert H. Graham           49     President                       See Director table under Proposal 1.

John J. Arthur*            52     Senior Vice President and       Senior Vice President and Treasurer,
                                  Treasurer                       AIM Advisors, Inc. ("AIM"); and Vice
                                                                  President and Treasurer, A I M
                                                                  Management Group Inc. ("AIM
                                                                  Management"), A I M Capital Management,
                                                                  Inc. ("AIM Capital"), A I M
                                                                  Distributors, Inc. ("AIM
                                                                  Distributors"), A I M Fund Services,
                                                                  Inc. ("AIM Services"), A I M
                                                                  Institutional Fund Services, Inc.,
                                                                  ("AIM Institutional"), and Fund
                                                                  Management Company ("Fund Management").

Gary T. Crum               49     Senior Vice President           Director and President, AIM Capital;
                                                                  Director and Senior Vice President, AIM
                                                                  Management, and AIM; and Director, AIM
                                                                  Distributors.

Scott G. Lucas             37     Senior Vice President           Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM
                                                                  Management and AIM.

Jonathan C. Schoolar       35     Senior Vice President           Director and Senior Vice President, AIM
                                                                  Capital; and Vice President, AIM.

Carol F. Relihan*          42     Senior Vice President and       Senior Vice President, General Counsel
                                  Secretary                       and Secretary, AIM; Vice President,
                                                                  General Counsel and Secretary, AIM
                                                                  Management; Vice President and General
                                                                  Counsel, Fund Management; and Vice
                                                                  President, AIM Capital, AIM
                                                                  Distributors, AIM Services, and AIM
                                                                  Institutional.

Dana R. Sutton             37     Vice President and Assistant    Vice President and Fund Controller,
                                  Treasurer                       AIM; and Assistant Vice President and
                                                                  Assistant Treasurer, Fund Management.

Melville B. Cox            53     Vice President                  Vice President and Chief Compliance
                                                                  Officer, AIM, AIM Capital, AIM
                                                                  Distributors, AIM Services, AIM
                                                                  Institutional and Fund Management.
                                                                  Formerly, Vice President, Charles
                                                                  Schwab & Co., Inc.; Assistant
                                                                  Secretary, Charles Schwab Family of
                                                                  Funds and Schwab Investments; Chief
                                                                  Compliance Officer, Charles Schwab
                                                                  Investment Management, Inc.; and Vice
                                                                  President, Integrated Resources Life
                                                                  Insurance Co. and Capital Life
                                                                  Insurance Co.

------------------------------

* Mr. Arthur and Ms. Relihan are married to each other.

                                    ANNEX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                                         RECENTLY         RECENTLY       COMPLETED
                                            ANNUAL RATE (BASED ON        COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth                   0.80% of the first $150
                                          million.
                                          0.625% of the excess over
                                          $150 million.               $ 2,750,563,943   $16,492,564               0
  AIM Blue Chip Fund                      0.75% of the first $350
                                          million.
                                          0.625% of the excess over
                                          $350 million.               $   128,548,354   $   256,773 **   $   26,433
  AIM Capital Development Fund            0.75% of the first $350
                                          million.
                                          0.625% of the excess over
                                          $350 million.               $   273,687,609   $   280,248 ***  $  144,946
  AIM Charter Fund                        1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $150 million.
                                          0.625% of the excess over
                                          $150 million.               $ 3,192,471,415   $16,529,891      $  156,975
  AIM Constellation Fund                  1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $150 million.
                                          0.625% of the excess over
                                          $150 million.               $11,548,540,962   $57,614,412      $1,869,383
  AIM Weingarten Fund                     1.00% of the first $30
                                          million.
                                          0.75% over $30 million up
                                          to $350 million.
                                          0.625% of the excess over
                                          $350 million.               $ 5,305,435,087   $29,960,379      $1,458,804

---------------

  * AIM reimbursed expenses with respect to the following funds: AIM Municipal Bond Fund, $13,200; AIM Global
    Growth Fund, $11,719; AIM Global Income Fund, $18,300; AIM V.I. Global Utilities Fund, $13,800; Liquid Assets
    Portfolio, $116,930; Prime Portfolio, $61,100; Treasury Portfolio, $113,500; Treasury TaxAdvantage Portfolio,
    $25,600; and Cash Reserve Portfolio, $20,000.
   ** For the period 06/03/96 through 10/31/96
*** For the period 06/17/96 through 10/31/96

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                                         RECENTLY         RECENTLY       COMPLETED
                                            ANNUAL RATE (BASED ON        COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
AIM FUNDS GROUP

  AIM Balanced Fund                       0.75% of the first $150
                                          million.
                                          0.50% of the excess over
                                          $150 million.               $   164,874,356   $   666,619      $   24,176

  AIM Global Utilities Fund               0.60% of the first $200
                                          million.
                                          0.50% over $200 million up
                                          to $500 million.
                                          0.40% over $500 million up
                                          to $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   241,317,685   $ 1,256,220               0

  AIM Growth Fund                         0.80% of the first $150
                                          million.
                                          0.625% of excess over $150
                                          million.                    $   306,250,064   $ 1,715,406               0

  AIM High Yield Fund                     0.625% of the first $200
                                          million.
                                          0.55% over $200 million to
                                          $500 million.
                                          0.50% over $500 million to
                                          $1 billion.
                                          0.45% of the excess over
                                          $1 billion.                 $ 1,444,032,572   $ 5,717,303               0

  AIM Income Fund                         0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   295,583,696   $ 1,176,249               0

  AIM Intermediate Government Fund        0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   237,617,705   $   996,681               0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                                         RECENTLY         RECENTLY       COMPLETED
                                            ANNUAL RATE (BASED ON        COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
  AIM Money Market Fund                   0.55% of the first $1
                                          billion.
                                          0.50% of the excess over
                                          $1 billion.                 $   584,793,680   $ 2,589,822               0

  AIM Municipal Bond Fund                 0.50% of the first $200
                                          million.
                                          0.40% over $200 million to
                                          $500 million.
                                          0.35% over $500 million to
                                          $1 billion.
                                          0.30% of the excess over
                                          $1 billion.                 $   306,280,329   $ 1,356,225               0

  AIM Value Fund                          0.80% of the first $150
                                          million.
                                          0.625% of excess over $150
                                          million.                    $ 6,269,483,246   $24,829,687      $  502,799

AIM INTERNATIONAL FUNDS, INC.

  AIM Global Aggressive Growth Fund       0.90% of the first $1
                                          billion.
                                          0.85% of the excess over
                                          $1 billion.                 $ 1,726,533,976   $ 8,751,918               0

  AIM Global Growth Fund                  0.85% of the first $1
                                          billion.
                                          0.80% of the excess over
                                          $1 billion.                 $   236,819,172   $ 1,162,771               0

  AIM Global Income Fund                  0.70% of the first $1
                                          billion.
                                          0.65% of the excess over
                                          $1 billion.                 $    38,713,770   $         0      $  182,596

  AIM International Equity Fund           0.95% of the first $1
                                          billion.
                                          0.90% of the excess over
                                          $1 billion.                 $ 1,476,749,468   $10,085,495      $  299,147

AIM INVESTMENT SECURITIES FUNDS

  Limited Maturity Treasury Portfolio     0.20% of the first $500
                                          million.
                                          0.175% of the excess over
                                          $500 million.               $   502,515,805   $   933,207               0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                                         RECENTLY         RECENTLY       COMPLETED
                                            ANNUAL RATE (BASED ON        COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
AIM SUMMIT FUND, INC.                     1.00% of the first $10
                                          million.
                                          0.75% over $10 million to
                                          $150 million.
                                          0.625% over $150 million.   $ 1,261,008,244   $ 7,360,028****           0

AIM TAX-EXEMPT FUNDS, INC.

  AIM Tax-Exempt Cash Fund                0.35%.                      $    30,014,343   $   101,649               0

  AIM Tax-Exempt Bond Fund of Connecticut 0.50%.                      $    39,355,441   $         0      $  198,182

  Intermediate Portfolio                  0.30% of the first $500
                                          million.
                                          0.25% over $500 million to
                                          $1 billion.
                                          0.20% of the excess over
                                          $1 billion.                 $    83,066,447   $   232,893               0

AIM VARIABLE INSURANCE FUNDS, INC.

  AIM V.I. Capital Appreciation Fund      0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $   212,152,423   $   882,870               0

  AIM V.I. Diversified Income Fund        0.60% of the first $250
                                          million.
                                          0.55% of the excess over
                                          $250 million.               $    44,630,145   $   193,008               0

  AIM V.I. Global Utilities Fund          0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $     8,393,967             0      $   32,703

---------------

**** Of the $7,360,028 paid to AIM, $2,442,907 was paid to TradeStreet pursuant to a sub-advisory agreement.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                                         RECENTLY         RECENTLY       COMPLETED
                                            ANNUAL RATE (BASED ON        COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
  AIM V.I. Government Securities Fund     0.50% of the first $250
                                          million.
                                          0.45% of the excess over
                                          $250 million.               $    19,545,391   $    71,080               0

  AIM V.I. Growth Fund                    0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $   102,600,112   $   434,620               0

  AIM V.I. Growth and Income Fund         0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $    38,567,212   $    46,017      $   67,802

  AIM V.I. International Equity Fund      0.75% of the first $250
                                          million.
                                          0.70% of the excess over
                                          $250 million.               $    82,256,855   $   457,559               0

  AIM V.I. Money Market Fund              0.40% of the first $250
                                          million.
                                          0.35% of the excess over
                                          $250 million.               $    65,505,754   $   168,901               0

  AIM V.I. Value Fund                     0.65% of the first $250
                                          million.
                                          0.60% of the excess over
                                          $250 million.               $   257,211,787   $ 1,078,007               0

SHORT-TERM INVESTMENTS CO.

  Liquid Assets Portfolio                 0.15%.                      $ 2,086,944,322   $   125,264      $2,562,094

  Prime Portfolio                         0.20% of the first $100
                                          million.
                                          0.15% over $100 million up
                                          to $200 million.
                                          0.10% over $200 million up
                                          to $300 million.
                                          0.06% over $300 million up
                                          to $1.5 billion.
                                          0.05% over $1.5 billion.    $ 6,151,948,355   $ 3,007,431               0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                         AGGREGATE        WAIVERS
                                                                           TOTAL          NET FEES        FOR THE
                                                                        NET ASSETS      PAID TO AIM         MOST
                                                                       FOR THE MOST     FOR THE MOST      RECENTLY
                                                                         RECENTLY         RECENTLY       COMPLETED
                                            ANNUAL RATE (BASED ON        COMPLETED       COMPLETED         FISCAL
        NAME OF COMPANY AND FUND          AVERAGE DAILY NET ASSETS)     FISCAL YEAR     FISCAL YEAR*        YEAR
----------------------------------------- --------------------------  ---------------   ------------     ----------
SHORT-TERM INVESTMENTS TRUST

  Treasury Portfolio                      0.15% of the first $300
                                          million.
                                          0.06% over $300 million up
                                          to $1.5 billion.
                                          0.05% of the excess over
                                          $1.5 billion.               $ 3,703,891,140   $ 2,227,788               0

  Treasury TaxAdvantage Portfolio         0.20% of the first $250
                                          million.
                                          0.15% over $250 million up
                                          to $500 million.
                                          0.10% of the excess over
                                          $500 million.               $   457,196,150   $   675,795      $  116,126

TAX-FREE INVESTMENTS CO.

  Cash Reserve Portfolio                  0.25% of the first $500
                                          million.
                                          0.20% of the excess over
                                          $500 million.               $ 1,044,178,428   $ 1,819,232      $  690,397

                                    ANNEX G

                DIRECTORS AND EXECUTIVE OFFICERS OF AIM CAPITAL

     The following table sets forth certain information regarding the Directors and Executive Officers of AIM Capital.

                                                                            BUSINESS EXPERIENCE
          NAME             AGE       POSITION WITH AIM CAPITAL             DURING PAST FIVE YEARS
-------------------------  ----    -----------------------------   --------------------------------------
Charles T. Bauer            77     Director and Chairman           See Director table under Proposal 1.

Gary T. Crum                49     Director and President          Director and Senior Vice President,
                                                                   AIM Management Group, Inc. ("AIM
                                                                   Management"), and AIM Advisors, Inc.
                                                                   ("AIM"); and Director, AIM
                                                                   Distributors, Inc. ("AIM
                                                                   Distributors").

Robert H. Graham            49     Director and Senior Vice        See Director table under Proposal 1.
                                   President

Scott G. Lucas              37     Director and Senior Vice        Vice President, AIM Management and
                                   President                       AIM.

Jonathan C. Schoolar        35     Director and Senior Vice        Vice President, AIM.
                                   President

William H. Kleh             51     Director and Vice President     Director and Senior Vice President,
                                                                   AIM; Director, Fund Management Company
                                                                   ("Fund Management"), Senior Vice
                                                                   President, AIM Management, Vice
                                                                   President, AIM Distributors.

John J. Arthur              52     Vice President and Treasurer    Senior Vice President and Treasurer,
                                                                   AIM; and Vice President and Treasurer,
                                                                   AIM Management, AIM Distributors,
                                                                   A I M Fund Services, Inc. ("AIM
                                                                   Services"), A I M Institutional Fund
                                                                   Services, Inc., ("AIM Institutional"),
                                                                   and Fund Management.

Melville B. Cox             53     Vice President and Chief        Vice President and Chief Compliance
                                   Compliance Officer              Officer, AIM, AIM Distributors, AIM
                                                                   Services, AIM Institutional and Fund
                                                                   Management. Formerly, Vice President,
                                                                   Charles Schwab & Co., Inc.; Assistant
                                                                   Secretary, Charles Schwab Family of
                                                                   Funds and Schwab Investments; Chief
                                                                   Compliance Officer, Charles Schwab
                                                                   Investment Management, Inc.; and Vice
                                                                   President, Integrated Resources Life
                                                                   Insurance Co. and Capital Life
                                                                   Insurance Co.

Robert G. Alley             47     Senior Vice President           Vice President, AIM. Formerly, Senior
                                                                   Fixed Income Money Manager, Waddell
                                                                   and Reed, Inc.

Stuart W. Coco              41     Senior Vice President           Vice President, AIM.

Karen Dunn Kelley           36     Senior Vice President           Vice President, AIM.

Ronald P. Stein             37     Senior Vice President           Vice President, AIM. Formerly, Head of
                                                                   Equity Trading, Bass Brothers.

                                                                            BUSINESS EXPERIENCE
          NAME             AGE       POSITION WITH AIM CAPITAL             DURING PAST FIVE YEARS
-------------------------  ----    -----------------------------   --------------------------------------
Nancy L. Martin             39     Vice President, General         Assistant Vice President, Assistant
                                   Counsel, Assistant Secretary    General Counsel, Assistant Secretary,
                                                                   AIM; and Assistant General Counsel,
                                                                   Assistant Secretary, AIM Management,
                                                                   AIM Distributors, AIM Services, AIM
                                                                   Institutional, Fund Management.

                                    ANNEX H

                             AIM EQUITY FUNDS, INC.
                               (AIM CHARTER FUND)
                            (AIM CONSTELLATION FUND)
                             (AIM WEINGARTEN FUND)

                         MASTER SUB-ADVISORY AGREEMENT

     THIS AGREEMENT is made as of this      day of             , 1997, by and
between A I M Advisors, Inc., a Delaware corporation (the "Advisor") and A I M Capital Management, Inc., a Texas corporation (the "Sub-Advisor").

                                    RECITALS

     WHEREAS, AIM Equity Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company, consisting of multiple series of investment portfolios;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940 (the "Advisers Act"), as amended, as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Sub-Advisor is registered under the Advisers Act, as amended, as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's charter authorizes the Board of Directors of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement, the Company's Board of Directors has authorized the issuance of six series of shares representing interests in six investment portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund (such series, together with any future series, are collectively referred to herein as the "Portfolios");

     WHEREAS, the Advisor has entered into a Master Investment Advisory Agreement of even date herewith with the Company (the "Investment Advisory Agreement"), pursuant to which the Advisor shall act as investment advisor with respect to the Portfolios; and

     WHEREAS, pursuant to Section 3 ("Delegation of Responsibilities") of the Investment Advisory Agreement, the Advisor wishes to retain the Sub-Advisor for purposes of rendering advisory services to the Advisor in connection with the AIM Constellation Fund, AIM Weingarten Fund, and AIM Charter Fund (the "Funds"), upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Sub-Advisor. The Advisor hereby appoints the Sub-Advisor to render investment research and advisory services to the Advisor with respect to the Funds, under the supervision of the Advisor and subject to the approval and direction of the Company's Board of Directors, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

     2. Investment Analysis.  The duties of the Sub-Advisor shall include:

          (a) obtaining and evaluating pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which such issuers engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Funds' investment portfolios;

          (b) determining which issuers and securities shall be represented in the Funds' investment portfolios and regularly reporting thereon to the Advisor and, at the request of the Advisor, to the Company's Board of Directors; and

          (c) formulating and implementing continuing programs for the purchases and sales of the securities of such issuers and regularly reporting thereon to the Advisor and, at the request of the Advisor, to the Company's Board of Directors.

     3. Control by Board of Directors. Any investment program undertaken by the Sub-Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor with respect to the Funds, shall at all times be subject to any directives of the Board of Directors of the Company.

     4. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time, under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the corporate charter of the Company, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state or federal law.

     5. Compensation. The Advisor shall pay to the Sub-Advisor, as compensation for services rendered hereunder to a Fund, an annual fee, payable monthly, equal to 50% of the fee received by the Advisor from the Company with respect to such Fund pursuant to the Investment Advisory Agreement.

     6. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of its shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of the prospectuses and statements of additional information distributed to the Funds' shareholders.

     7. Non-Exclusivity. The services of the Sub-Advisor to the Advisor with respect to the Company and the Funds are not deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers and directors of the Sub-Advisor may serve as officers or directors of the Advisor or of the Company, and that officers or directors of the Advisor or of the Company may serve as officers or directors of the Sub-Advisor to the extent permitted by law; and that the officers and directors of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     8. Term and Approval. This Agreement shall become effective with respect to a Fund if approved by the shareholders of such Fund, and if so approved, this
Agreement shall thereafter continue in force and effect until      , 1999, and
may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a)(i) by the Company's Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined under Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     9. Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of the Company's Board of Directors or by vote of a majority of such Fund's outstanding voting securities, or by the Advisor, or by the Sub-Advisor on sixty (60) days' written notice to the other party and to the Company. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     10. Liability of Sub-Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor or any of its officers, directors or employees, the Sub-Advisor shall not be subject to liability to the Advisor for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     11. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice, with a copy to the Company. Until further notice, it is agreed that the address of the Company, that of the Advisor and that of the Sub-Advisor shall be 11 Greenway Plaza, Suite 1919, Houston, Texas 77046.

     12. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective duly authorized officers as of the day and year first written above.

                                      A I M ADVISORS, INC.
Attest:

                                      By:
---------------------------------          -------------------------------------
          Secretary                                     President



(SEAL)


                                      A I M CAPITAL MANAGEMENT, INC.
Attest:


                                      By:
---------------------------------          -------------------------------------
          Secretary                                     President


(SEAL)

                                    ANNEX I

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT -- AEF

     The following table sets forth certain information regarding the ownership of the shares of Common Stock of AEF by directors and executive officers of AEF.

                                                                     SHARES OWNED
                                                                     BENEFICIALLY          PERCENT
     NAME OF DIRECTOR/EXECUTIVE OFFICER        FUND (CLASS)     AS OF DECEMBER 3, 1996     OF CLASS
---------------------------------------------  -------------    ----------------------     --------
Charles T. Bauer.............................
Bruce L. Crockett............................
Owen Daly II.................................
Carl Frischling..............................
Robert H. Graham.............................
John F. Kroeger..............................
Lewis F. Pennock.............................
Ian W. Robinson..............................
Louis S. Sklar...............................
All Directors and Executive Officers.........

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of AEF, the names and addresses of the record holders of 5% or more of the outstanding shares of AEF as of the Record Date, and the amount of the outstanding shares held of record owned by such holders are set forth below. AEF has no knowledge of shares held beneficially.

                                           NAME AND
                                          ADDRESS OF    SHARES OWNED OF RECORD
             FUND (CLASS)                RECORD OWNERS  AS OF DECEMBER 3, 1996     PERCENT OF CLASS
---------------------------------------  -------------  ----------------------     ----------------

                                                                    APPENDIX 1

                                AIM CHARTER FUND
                       A SERIES OF AIM EQUITY FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, a series of AIM Equity Funds, Inc., on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)
Group B
                                 ___________________________________________
                                 Date

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS.
                                        THE DIRECTORS RECOMMEND VOTING "FOR" ALL PROPOSALS.
                                                   TO VOTE, FILL IN BOX COMPLETELY
                                                                                             FOR ALL      WITHHOLD AUTHORITY
1. ELECTION OF DIRECTORS -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,       NOMINEES       FOR ALL NOMINEES
                            STRIKE A LINE THROUGH THE NAME BELOW.                             / /                / /
   Nominees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling,
             Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson
             and Louis S. Sklar
                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund.                      / /      / /        / /

4. Proposal to eliminate fundamental investment policy restricting investments in             / /      / /        / /
   other investment companies and to amend certain related fundamental investment policies.

5. Proposal to amend fundamental investment policy on investments in puts, calls,             / /      / /        / /
   straddles and spreads.

6. Proposal to eliminate fundamental investment policy on investing in companies              / /      / /        / /
   with less than five years of continuous operations.

7. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                   / /      / /        / /
   accountants for the Fund.

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             AIM CONSTELLATION FUND
                       A SERIES OF AIM EQUITY FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, a series of AIM Equity Funds, Inc., on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)
Group B
                                 ___________________________________________
                                 Date

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS.
                                   THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.
                                                   TO VOTE, FILL IN BOX COMPLETELY
                                                                                             FOR ALL      WITHHOLD AUTHORITY
1. ELECTION OF DIRECTORS -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,       NOMINEES       FOR ALL NOMINEES
                            STRIKE A LINE THROUGH THE NAME BELOW.                             / /                / /
   Nominees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling,
             Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson
             and Louis S. Sklar
                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund.                      / /      / /        / /

4. Proposal to eliminate fundamental investment policy restricting investments in             / /      / /        / /
   other investment companies and to amend certain related fundamental investment policies.

5. Proposal to amend fundamental investment policy on investments in puts, calls,
   straddles and spreads. (Applies only to AIM Charter Fund and AIM Weingarten Fund)          / /      / /        / /

6. Proposal to eliminate fundamental investment policy on invsting in companies with less than five years of continuous operations. (Applies only to
   AIM Charter Fund)                                                                          / /      / /        / /

7. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                   / /      / /        / /
   accountants for the Fund.

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                             AIM WEINGARTEN FUND
                       A SERIES OF AIM EQUITY FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, a series of AIM Equity Funds, Inc., on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)
Group B
                                 ___________________________________________
                                 Date

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS.
                                  THE DIRECTORS RECOMMEND VOTING "FOR" ALL APPLICABLE PROPOSALS.
                                                   TO VOTE, FILL IN BOX COMPLETELY
                                                                                             FOR ALL      WITHHOLD AUTHORITY
1. ELECTION OF DIRECTORS -- TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,       NOMINEES       FOR ALL NOMINEES
                            STRIKE A LINE THROUGH THE NAME BELOW.                             / /                / /
   Nominees: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling,
             Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson
             and Louis S. Sklar
                                                                                              FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.               / /      / /        / /

3. Proposal to approve a new Master Sub-Advisory Agreement for the Fund.                      / /      / /        / /

4. Proposal to eliminate fundamental investment policy restricting investments in             / /      / /        / /
   other investment companies and to amend certain related fundamental investment policies.

5. Proposal to amend fundamental investment policy on investments in puts, calls,             / /      / /        / /
   straddles and spreads.

6. Proposal to eliminate fundamental investment policy on investing in companies              / /      / /        / /
   with less than five years of continuous operations. (Applies only to AIM
   Charter Fund).

7. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                   / /      / /        / /
   accountants for the Fund.

8. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.